EIGHTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIS EIGHTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of October 23, 2013, by and between OXFORD FINANCE LLC (“Oxford”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”), including Oxford in its capacity as a Lender, and OMEROS CORPORATION, a Washington corporation (“Borrower”) whose address is 201 Elliott Avenue West, Seattle, WA 98119.
Recitals
A.Oxford and Borrower have entered into that certain Loan and Security Agreement dated as of October 21, 2010 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as of February 3, 2011, that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2011, that certain Third Amendment to Loan and Security Agreement dated as of June 13, 2011, that certain Fourth Amendment to Loan and Security Agreement dated as of February 1, 2012, that certain Fifth Amendment to Loan and Security Agreement dated as of July 23, 2012 (the “Fifth Amendment”), that certain Sixth Amendment to Loan and Security Agreement dated as of December 28, 2012 and that certain Seventh Amendment to Loan and Security Agreement dated as of May 7, 2013, as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower is in default of its obligations to deliver to Lenders the Polish Share Pledge and take such other actions as Lenders shall reasonably request by September 30, 2013, pursuant to the terms of the Fifth Amendment (the “Existing Event of Default”).
D.Borrower has requested that Lenders (i) modify its consent with respect to Borrower’s delivery of the Polish Share Pledge; (ii) waive the Existing Event of Default and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.
E.Lenders have agreed to modify such consent and to waive certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Consent and Waiver.
2.1Notwithstanding any provision of the Loan Agreement (or any amendment thereto) to the contrary, Lenders hereby acknowledge and agree that Borrower may (A) create and/or acquire the Polish Subsidiaries, provided Borrower (i) may not capitalize the Polish Subsidiaries with greater than Thirty Thousand Dollars ($30,000.00) (US) in the aggregate (the “Initial Capitalization”); (ii) other than the Initial Capitalization, may not Transfer any assets to, make any other Investments in, or create or permit to be created by any Polish Subsidiary any Transfers, Liens or Indebtedness other than transfers or loans made by Borrower to any Polish Subsidiary from September 30, 2013 through March 31, 2014 to cover lease payments and accounting services owing from such Polish Subsidiary in an amount not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate; and (iii) shall, unless Borrower has dissolved or sold the Polish Subsidiaries prior thereto, upon the earlier of (x) March 31, 2014 and (y) the receipt by any Polish Subsidiary of the proceeds of any grant or similar monies (including in the form of an Investment or otherwise) from the Polish government (or any other source) (collectively, the “Polish Investment”), deliver to Lenders the Polish Share Pledge and take such other actions as Lenders shall reasonably request; provided further that Borrower acknowledges and agrees that in the event the Polish Investment is not received and deployed in substantial part by March 31, 2014, Borrower shall, (1) within twenty (20) days thereof, cause the Polish Subsidiaries to be dissolved or sold and (2) expend no more than One Hundred Twenty-Five Thousand Dollars ($125,000.00) (US) in the aggregate (inclusive of any amounts expended by Borrower in connection with 2.1(B)(ii), below) in connection with such dissolution or sale of the Polish Subsidiaries, and (B) at any time following the acquisition by Borrower of the Polish Subsidiaries, and prior to the Polish Investment, Borrower may (i) sell the Polish Subsidiaries and (ii) in connection with such sale of the Polish Subsidiaries, expend no more than One Hundred

Twenty-Five Thousand Dollars ($125,000.00) (US) in the aggregate (inclusive of any amounts expended by Borrower in connection with 2.1(A)(iii)(2), above). Borrower’s failure to comply with the terms of Section 2.1 of this Amendment shall constitute an Event of Default under the Loan Agreement.
2.2Borrower hereby acknowledges, and Lenders hereby waive, the Existing Event of Default.
3.Limitation of Consent and Waiver.
3.1The consent and waiver set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which any Lender may now have or may have in the future under or in connection with any Loan Document.
3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower hereby represents and warrants to Lenders as follows:
4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3The organizational documents of Borrower delivered to Lender on the Closing Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Lenders of (i) this Amendment by each party hereto; and (ii) Borrower’s payment of all Lender Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

OXFORD FINANCE LLC

By:/s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary & Treasurer

LENDER:

OXFORD FINANCE FUNDING TRUST 2012-01
BY: Oxford Finance LLC, as servicer

By:/s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary & Treasurer

LENDER:

OXFORD FINANCE FUNDING I, LLC
BY: Oxford Finance LLC, as servicer

By:/s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary & Treasurer
BORROWER: OMEROS CORPORATION By:/s/ Gregory A. Demopulos, M.D. Name:/s/ Gregory A. Demopulos, M.D. Title:Chairman and CEO

[Signature Page to Eighth Amendment to Loan and Security Agreement]

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